                                                                   EXHIBIT 10.63

Recording Requested By
and When Recorded Mail to:

GORSUCH KIRGIS, L.L.C.
1401 Seventeenth Street, #1100
P.O. Box 17180
Denver, Co 80217
Attn:  Connie B. Hyde



                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is entered into as of this 2nd day of December, 1994 by BIG 0 DEVELOPMENT, INC., a Colorado corporation ("Development"), BIG 0 TIRES, INC., a Nevada corporation ("CoMaker") (Development and CoMaker collectively called "Assignor") and BOTAC VI LEASING, L.L.C., a Utah limited liability company ("Assignee"), and ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance corporation ("Lender"), with reference to the following facts.

                                    RECITALS

     Whereas, Assignor and Lender entered into a loan in the original principal amount of $2,860,000.00 ("Loan") evidenced by that certain Deed of Trust Note dated January 18, 1990, made by Assignor in favor of Lender, in the amount of the Loan ("Note"); and

     Whereas, the Note is secured by: (I) Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing, dated January 18, 1990, from Development to the Public Trustee of the County of Arapahoe, as trustee, for the benefit of Lender, recorded in the records of the Clerk and Recorder of Arapahoe County, Colorado ("Official Records") on January 18, 1990, in Book 5855, at Page 76, as Reception No. 9000005741 ("Deed of Trust',); (ii) Assignment of Leases, Rents, Profits and Contracts, dated January 18, 1990 from Development to Lender, recorded in the Official Records on January 18, 1990, in Book 5855, at Page 123, as Reception No. 9000005742 ("Assignment,,); (iii) UCC-1 Financing Statements recorded in the UCC Records of the Official Records on January 18, 1990, as file number C320563 and with the Colorado Secretary of State on January 24, 1990 as file number 902006607 (collectively, "Financing Statements,,); and (iv) any other assignments, agreements and documents executed by Assignor in connection with the Loan defined in the Deed of Trust as ("Related Agreements"); the foregoing security instruments shall be collectively referred to as the "Loan Documents"; and

     Whereas, the Deed of Trust encumbers certain real property lying and situated in Arapahoe County, Colorado, and more particularly described in Exhibit A attached hereto and incorporated herein by reference ("Property") ; and

     Whereas, Assignor and Assignee have entered into an agreement whereby Development shall transfer to Assignee all of Development's right, title and interest in and to the Property, the improvements and fixtures located thereon, the leases relating to the Property and all personal property encumbered by the Financing Statements; and

     Whereas, Assignor and Assignee have requested Lender's consent to the sale and transfer of the Property, the improvements and fixtures located thereon, the leases and the personal property and to the assumption by Assignee of Assignor's obligations under the Note and Loan Documents and Lender is willing to consent to said transfer of title and assumption of said indebtedness in accordance with the terms and conditions of this Agreement; and

     Whereas, Assignor and Assignee acknowledge that the execution of this Agreement shall confer a real and substantial benefit upon each of them.

     NOW, THEREFORE, in consideration of the foregoing facts and the covenants contained herein and other consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.Recitals. The foregoing recitals are true and correct and incorporated by reference herein. Unless otherwise defined herein, capitalized terms shall have the meaning and definition set forth in the Note and the Loan Documents.

2 . Assumption of the Loan. Assignee unconditionally assumes all the duties, obligations and liabilities of Assignor under the Note and the Loan Documents. In connection therewith, without limiting the generality of the foregoing, Assignee agrees to pay the Note at the time, in the manner and in all other respects as therein provided, to perform all of the duties, covenants and obligations provided in the Note and the Loan Documents to be performed by Assignor thereunder at the time, in the manner, and in all other respects as therein provided, and to be bound by all the terms and to the same extent as originally made, executed and delivered to Lender by Assignee. Accordingly, the Note and Loan Documents shall include Assignee as an obligee thereunder, including without limitation, the inclusion of Assignee (i) as "Maker" under the Note, and (ii) as "Grantor" under the Deed of Trust, and (iii) "Assignor" under the Assignment.

3.Release of Assignor. Lender hereby releases Assignor from liability under the Note, the Loan Documents and the Related Agreements (as defined in the Deed of Trust) for matters occurring after the effective date of this Agreement. Notwithstanding the foregoing, (a) neither Assignor, nor the other indemnitors under the Environmental Indemnity Agreement shall be released of their liabilities under the Environmental Indemnity Agreement by this agreement; (b) Assignor agrees that its liability to Lender for acts or omissions arising out of its duties and obligations under the Note, the Loan Documents and the Related Agreements shall not be impaired, prejudiced or affected in any way whatsoever for matters arising or occurring prior to the effective date of this Agreement, whether known or unknown at this time; and (C) Assignor's liability under the Guarantee Agreement (hereinafter defined) shall be a continuing obligation of Assignor and shall not be impaired by foregoing release.

     4.Acknowledgment of Debt. Assignor and Assignee acknowledge by their execution hereof that the indebtedness evidenced by the Note is unconditionally due and owing to Lender as provided in the Note and that as of the date hereof Assignor and Assignee have no actions, defenses, demands and/or claims of set-off or deduction whatsoever, against: (i) Lender; (ii) the indebtedness evidenced by the Note; or (iii) the Loan Documents. Furthermore, Assignor and Assignee acknowledge that, as of the date hereof, Lender has in no way defaulted or performed any act or omission under the Note or the Loan Documents or any other agreements between or among Assignor, Assignee and Lender, which would or could give rise to any action(s), cause(s) of action, suits, debts, sums of money damages, claims, costs, expenses and/or demands whatsoever, in law or in equity or otherwise, by Assignor or Assignee against Lender.

5. Ratification of Prior Acts. Except as herein specifically modified hereby, the terms, covenants and conditions of the Note and the Loan Documents shall remain in full force and effect without any further modifications.

6.Termination of Side Letter Agreement. Lender, Assignor and Assignee agree that all provisions set forth in that certain Agreement Regarding Rights to Transfer Property dated January 18, 1990, between Development and Lender granting Assignor a one-time right to transfer the Property and additional rights personal to Development set forth in that certain Agreement Regarding Waiver of Escrows dated January 18, 1990, between Development and Lender waiving tax and insurance deposits (collectively called-the "Side Letter Agreement") are hereby terminated and of no further force or effect as of the date hereof.

7. No Waiver of Future Consent. This consent to transfer shall not be a waiver of the right of Lender to require such consent to future or successive transfers, Lender reserving all such rights in the Note and the Loan Documents.

8.Further Documentation. Assignee agrees to execute, contemporaneously herewith, in favor of Lender, an Environmental Indemnity Agreement in form and content acceptable to Lender ("Assignee's Environmental Indemnity"), as well as any and all other documents reasonably required by Lender to retain its perfected security interest in the Property. Assignee hereby covenants that it will, at any time, upon written request therefore, execute and deliver to Lender any new or confirmatory instruments which Lender may request in order to evidence Assignee's assumption of the Note and the Loan Documents. Assignor agrees to execute, contemporaneously herewith, and deliver to Lender, a Guarantee Agreement, guaranteeing payment of the Note, in form and content acceptable to Lender (the "Guarantee Agreement").

9.Costs. Assignor and Assignee shall pay all costs of the assignment and assumption made pursuant hereto, including without limitation, attorneys, fees and costs, recording fees, Lender's administrative fees and the cost of an endorsement to Lender's mortgagee's title policy. In the event it is determined that additional costs relating to this transaction are due, Assignor and Assignee agree to pay such costs immediately upon demand. Furthermore, in the event that Lender resorts to litigation to enforce this Agreement, all costs of such trials, appeals and proceedings, including, without limitation any proceedings pursuant to the bankruptcy laws of the United States, shall be paid by Assignor and Assignee. The liability of Assignor and Assignee shall be joint and several with respect to this provision.

10.Consent of Any Subordinate Lienholder. Assignor and Assignee hereby represent to Lender: (I) that the lien of the Deed of Trust held by Lender is a valid, first and subsisting lien on the Property; (ii) that as of the date hereof there is no subordinate lien or encumbrance now outstanding against the Property which has not been approved by Lender in writing.

11.Notices. Section 4.16 of the Deed of Trust is hereby deleted in its entirety and the following IS substituted therefor:

A. All notices expressly provided hereunder to be given by Beneficiary to Grantor and all notices, demands and other communications of any kind or nature whatever which Grantor may be required or may desire to give to or serve on Beneficiary shall be in writing and shall be (1) hand-delivered, effective upon receipt, (2) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (3) served by certified mail, to the appropriate address set forth below, or at such other place as the Grantor, Beneficiary or Trustee, as the case may be, may from time to time designate in writing by ten (10) days prior written notice thereof. Any such notice or demand served by certified mail, return receipt requested, shall be deposited in the United States mail, with postage thereon fully prepaid and addressed to the party so to be served at its address above stated or at such other address of which said party shall have theretofore notified in writing, as provided above, the party giving such notice. Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, whichever is the earlier in time. Any notice required to be given by Beneficiary shall be equally effective if given by Beneficiary's agent, if any.

B. Grantor hereby requests that any notice, demand, request or other communication (including any notice of an Event of Default and notice of sale as may be required by law) desired to be given or required pursuant to the terms hereof be addressed to Grantor as follows:

     Botac VI Leasing, L.L.C.
     400 North 700 West
     Post Office Box S40230
     North Salt Lake, UT 84054

All notices and other communications to Beneficiary shall be addressed as follows:

     Allstate Life Insurance Company
     Allstate Plaza West M2C
     3100 Sanders Road
     Northbrook, IL 60062
     Attention:  Commercial Mortgage Loan
                 Servicing Manager

          With a copy to:

          Allstate Insurance Company
          Financial Law Division
          Allstate Plaza West M2A
          3100 Sanders Road
          Northbrook, IL 60062

     The Note and the Loan Documents are hereby modified such that the foregoing address shall be deemed to be the address for all notices required to be given to Borrower pursuant to the Note and the Loan Documents.

     12.Severability. If any one or more of the provisions of this Agreement shall be held invalid or unenforceable, the validity and enforceability of all other provisions of this Agreement shall not be affected.

     13. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns.

     14.Captions. The captions and headings in this Agreement are for convenience only and are not to be used to interpret, define or limit the provisions hereof.

     15.Multiple Counterparts. This agreement may be executed in multiple counterparts each of which shall be an original part, but all of which shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date hereinabove set forth.

                                       "Assignor"

                                       BIG O DEVELOPMENT, INC., a
                                       Colorado corporation
ATTEST:


By: /s/ Susan D. Hendee                By: /s/ John B. Adams
   -----------------------                -----------------------

Its: Asst. Secretary                   Its: V. P.
    ----------------------                 ----------------------

                                       BIG O TIRES, INC.,
                                       a Nevada corporation
ATTEST:

By: /s/ Susan D. Hendee                By: /s/ John B. Adams
   ----------------------------           ----------------------------

Its: Asst. Secretary                   Its:  Ex. V.P.
    ---------------------------            ---------------------------

                                       "Assignee"

                                       BOTAC VI LEASING, L.L.C.,
                                       a Utah limited liability company



                                       By: /s/ Hal Morrell
                                          ----------------------------

                                       Its: Manager
                                           ---------------------------

                                       "Lender"

                                       ALLSTATE LIFE INSURANCE COMPANY,
                                       an Illinois Insurance Corporation


                                       By: /s/ Richard Student
                                          ----------------------------

                                       By: /s/ William F. Wein, Jr.
                                          ----------------------------
                                          Its Authorized Signatories

STATE OF COLORADO)
                 )  ss.
COUNTY OF DENVER )

     The foregoing instrument was acknowledged before me this., 6th day of December, 1994, by John B. Adams and Susan D. Hendee, Vice President and Assistant Secretary of Big 0 Development, Inc., a Colorado corporation.

     Witness my hand and seal.

     My commission expires: 1/26/98
                           -------------------------------------.


[SEAL APPEARS HERE]        /s/ Cindy L. Schutz
                           -------------------------------------
                           Notary Public


STATE OF COLORADO)
                 )  ss.
COUNTY OF DENVER )

     The foregoing instrument was acknowledged before me this, 6th day of December, 1994, by John B. Adams and Susan D. Hendee, Vice President and Assistant Secretary of Big 0 Tires, Inc., a Nevada corporation.

     Witness my hand and seal.

     My commission expires: 1/26/98
                           -------------------------------------.

[SEAL APPEARS HERE]        /s/ Cindy L. Schutz
                           -------------------------------------
                           Notary Public

STATE OF COLORADO)
                 )  ss.
COUNTY OF DENVER )

     The foregoing instrument was acknowledged before me this, 6th day of December, 1994, by John B. Adams and Susan D. Hendee, Vice President and Assistant Secretary of Big 0 Tires, Inc., a Nevada corporation.

     Witness my hand and seal.

     My commission expires: 1/26/98
                           -------------------------------------.


[SEAL APPEARS HERE]        /s/ Cindy L. Schutz
                           -------------------------------------
                           Notary Public

STATE OF COLORADO)
                 )  ss.
COUNTY OF DENVER )

     The foregoing instrument was acknowledged before me this, 5th day of December, 1994, by Hal Morrell, as Manager/Member of Botac VI Leasing, L.L.C., a Utah limited liability company.

     Witness my hand and seal.

     My commission expires: 3/17/98
                           -----------------------------------.

[SEAL APPEARS HERE]        /s/ Miriam E. Ellsworth
                           -----------------------------------
                           Notary Public


STATE OF ILLINOIS)
                 )  ss.
COUNTY OF COOK   )

     The foregoing instrument was acknowledged before me this, 12th day of December, 1994, by Richard Student and William F. Wein, Jr., as authorized signatories of Allstate Life Insurance Company, an Illinois corporation.

     Witness my hand and seal.

     My commission expires: 1/5/97
                           -----------------------------------.

[SEAL APPEARS HERE]        /s/ Janice Gregory
                           -----------------------------------
                           Notary Public

                                   EXHIBIT A

                               LEGAL DESCRIPTION

Lot 5, Lincoln Executive Center, an Administrative Replat of Lot 5 of Filing No. 1, County of Arapahoe, State of Colorado.

Together with the Ingress and Egress Rights as contained in Declaration of Easement recorded October 21, 1987 in Book 5292 at Page 75, Arapahoe County Records.



Street Address:    11755 East Peakview Avenue
                   Englewood, Colorado 80111


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